UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

MOJO ORGANICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-148190	26-0884348
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 Hudson Street, 21st Floor, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

(201) 633-6519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note

On August 17, 2012, Mojo Organics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) announcing entry into a Juice License Agreement (the “Agreement”) with Chiquita Brands L.L.C.  Concurrently, the Company submitted a confidential treatment request to the Securities and Exchange Commission (“SEC”) seeking confidential treatment of certain portions of the Agreement that were redacted from the Agreement filed as Exhibit 10.1 to the Original 8-K.  The Company is filing this amendment to the Original 8-K solely to file a revised redacted version of Exhibit 10.1 based on its communications with the SEC.  Other than the revised Exhibit 10.1, there are no changes to the disclosure in the Original 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Juice License Agreement between Chiquita Brands L.L.C. and MOJO Organics, Inc. dated as of August 15, 2012

* Portions of the exhibit and/or related schedules or exhibits thereto have been omitted pursuant to a request for confidential treatment. The omitted portions have been filed with the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2013	MOJO ORGANICS, INC.

	By:	/s/ Glenn Simpson
Name: Glenn Simpson
Title: Chief Executive Officer